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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-25537).


                                                  /s/        ARTHUR ANDERSEN LLP


San Antonio, Texas
March 25, 1998